EXHIBIT 99.2
November 30, 2005
Additional Disclosures to Support Presentations at Lazard Capital Markets Annual Life Sciences Conference
During a presentation at the Lazard Capital Markets Annual Life Sciences Conference on November 30, 2005, Valeant Pharmaceuticals International (the “Company”) presented certain non-GAAP financial information for the purpose of explaining in greater detail the historical operations of the Company. Pursuant to Regulation G, below are the reconciliations of such non-GAAP information to GAAP information.
We use certain non-GAAP financial measures, including adjusted net income (loss) from continuing operations and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), which excludes acquired in-process research and development charges (“IPR&D”) and restructuring costs and other charges. We exclude these items in assessing financial performance, primarily due to their non-operational nature or because they are outside of our normal operations. The non-GAAP financial measures should not be considered as an alternative to, or more meaningful than the GAAP financial measures.
Table 1
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to
    Operating Income and Financial Metrics, as measured under GAAP
For the Year Ended December 31, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$606	$—		$606
Royalties	77	—		77
Total revenues	683	—		683
Cost of goods sold	200	—		200
Selling expenses	197	(4	) (a)	193
General and administrative expenses	98	(1	) (a)(b)	97
Research and development costs	93	—		93
Acquired in-process research and development	12	(12	) (c)	—
Restructuring charges	19	(19	) (d)	—
Amortization expense	60	(5	) (e)	55
Total expenses	679	(41)		638
Income from operations	$4	$41		$45

Financial metrics as a percentage of product sales
Cost of goods sold	33%			33%
Selling expenses	33%			32%
General and administrative expenses	16%			16%
Research and development expenses	15%			15%

Calculation of effective tax rate
Income (loss) from continuing operations before provision for income taxes and minority interest	$(52)	$61		$9
Provision (benefit) for income taxes	84	(82	) (f)	2
Effective tax rate	-159%			26%

(a)	Sales force reduction costs.

(b)	Legal expenses related to the settlement of the bondholder class action lawsuit, net of an insurance refund.

(c)	IPR&D charge related to the acquisition of Amarin.

(d)	Restructuring charges were primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severance charges.

(e)	Product impairment charges, which were primarily related to products sold in Italy for which the patent life was reduced by a decree by the Italian government.

(f)	Increase in tax valuation allowance of $96 million due to the uncertainty of realizing the benefits of U.S. net operating losses, partially offset by the tax effect on non-GAAP adjustments and other tax benefits.

Table 2
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to
    Operating Income and Financial Metrics, as measured under GAAP
For the Year Ended December 31, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$518	$—		$518
Royalties	168	—		168
Total revenues	686	—		686
Cost of goods sold	185	—		185
Selling expenses	167	—		167
General and administrative expenses	111	—		111
Research and development costs	45	—		45
Acquired in-process research and development	118	(118	) (a)	—
Amortization expense	39	—		39
Total expenses	665	(118)		547
Income from operations	$21	$118		$139

Financial metrics as a percentage of product sales
Cost of goods sold	36%			36%
Selling expenses	32%			32%
General and administrative expenses	22%			22%
Research and development expenses	9%			9%

Calculation of effective tax rate
Income (loss) from continuing operations before provision for income taxes and minority interest	$(14)	$131		$117
Provision for income taxes	39	5	(b)	44
Effective tax rate	-287%			38%

(a)	IPR&D charge related to the Ribapharm tender offer.

(b)	Tax effect for loss on extinguishment of debt.

Table 3
Valeant Pharmaceuticals International
Reconciliation of Adjusted Operating Income and Financial Metrics Excluding Non-GAAP Adjustments to
    Operating Income and Financial Metrics, as measured under GAAP
For the Year Ended December 31, 2002
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Product sales	$467	$—		$467
Royalties	270	—		270
Total revenues	737	—		737
Cost of goods sold	157	—		157
Selling expenses	164	—		164
General and administrative expenses	367	(240	) (a)	127
Research and development costs	49	—		49
Amortization expense	31	—		31
Total expenses	768	(240)		528
Income (loss) from operations	$(31)	$240		$209

Financial metrics as a percentage of product sales
Cost of goods sold	34%			34%
Selling expenses	35%			35%
General and administrative expenses	79%			27%
Research and development expenses	11%			11%

Calculation of effective tax rate
Income from continuing operations before provision for income taxes and minority interest	$177	$4		$181
Provision for income taxes	75	1	(b)	76
Effective tax rate	42%			42%

(a)	Non-recurring and other unusual charges primarily include: stock compensation costs related to the change of control under a stock option plan, severance costs, incentive compensation costs related to the accelerated vesting of restricted stock upon the change of control under a long-term incentive plan, executive and director bonuses paid in connection with Ribapharm’s public offering, professional fees related to Ribapharm, the write-off of capitalized offering costs, the write-down of certain assets, costs incurred in the 2002 proxy contest and environmental related expenses.

(b)	Net tax effect on non-GAAP adjustments.

Table 4
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals Adjusted Operating Income Excluding Non-GAAP
    Adjustments to Operating Income, as measured under GAAP
For the Year Ended December 31, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty Pharmaceuticals
Product sales	$606	$—		$606
Cost of goods sold	200	—		200
Selling expenses	197	(4	) (a)	193
General and administrative expenses	92	(1	) (a)(b)	91
Restructuring charges	19	(19	) (c)	—
Research and development expenses	6	—		6
Amortization expense	42	(5	) (d)	37
Total specialty pharmaceuticals	50	29		79
Research and development division	(111)	—		(111)
Acquired in-process research and development	(12)	12	(e)	—
Ribavirin royalties	77	—		77
Income from operations	$4	$41		$45

(a)	Sales force reduction costs.

(b)	Legal expenses related to the settlement of the bondholder class action lawsuit, net of an insurance refund.

(c)	Restructuring charges were primarily related to our manufacturing rationalization plan and include impairment charges on manufacturing sites and severances charges.

(d)	Product impairment charges were primarily related to products sold in Italy for which the patent life was reduced by a decree by the Italian government.

(e)	IPR&D charge related to the acquisition of Amarin.

Table 5
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals Adjusted Operating Income Excluding Non-GAAP
    Adjustments to Operating Income, as measured under GAAP
For the Year Ended December 31, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty Pharmaceuticals
Product sales	$518	$—		$518
Cost of goods sold	185	—		185
Selling expenses	167	—		167
General and administrative expenses	90	—		90
Research and development expenses	2	—		2
Amortization expense	31	—		31
Total specialty pharmaceuticals	43	—		43
Research and development division	(72)	—		(72)
Acquired in-process research and development	(118)	118	(a)	—
Ribavirin royalties	168	—		168
Income from operations	$21	$118		$139

(a)	IPR&D charge related to the Ribapharm tender offer.

Table 6
Valeant Pharmaceuticals International
Reconciliation of Specialty Pharmaceuticals Adjusted Operating Income Excluding Non-GAAP
    Adjustments to Operating Income, as measured under GAAP
For the Year Ended December 31, 2002
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty Pharmaceuticals
Product sales	$467	$—		$467
Cost of goods sold	157	—		157
Selling expenses	164	—		164
General and administrative expenses	348	(240	) (a)	108
Research and development expenses	5	—		5
Amortization expense	31	—		31
Total specialty pharmaceuticals	(238)	240		2
Research and development division	(63)	—		(63)
Ribavirin royalties	270	—		270
Income (loss) from operations	$(31)	$240		$209

(a)	Non-recurring and other unusual charges primarily include: stock compensation costs related to the change of control under a stock option plan, severance costs, incentive compensation costs related to the accelerated vesting of restricted stock upon the change of control under a long-term incentive plan, executive and director bonuses paid in connection with Ribapharm’s public offering, professional fees related to Ribapharm, the write-off of capitalized offering costs, the write-down of certain assets, costs incurred in the 2002 proxy contest and environmental related expenses.

Table 7
Valeant Pharmaceuticals International
Reconciliation of EBITDA Excluding Non-GAAP Adjustments to EBITDA, as measured under GAAP
For the Year Ended December 31, 2004
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty pharmaceuticals
Adjusted operating income (from Table 4)	$50	$29	(a)	$79
Depreciation and amortization	61	—		61
Adjusted EBITDA	$111	$29		$140

Consolidated
Adjusted operating income (from Table 4)	$4	$41	(a)	$45
Depreciation and amortization	87	(5)		82
Adjusted EBITDA	$91	$36		$127

(a)	See explanation of non-GAAP adjustments on Table 4.

Table 8
Valeant Pharmaceuticals International
Reconciliation of EBITDA Excluding Non-GAAP Adjustments to EBITDA, as measured under GAAP
For the Year Ended December 31, 2003
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty pharmaceuticals
Adjusted operating income (from Table 5)	$43	$—		$43
Depreciation and amortization	54	—		54
Adjusted EBITDA	$97	$—		$97

Consolidated
Adjusted operating income (from Table 5)	$21	$118	(a)	$139
Depreciation and amortization	65	—		65
Adjusted EBITDA	$86	$118		$204

(a)	See explanation of non-GAAP adjustments on Table 5.

Table 9
Valeant Pharmaceuticals International
Reconciliation of EBITDA Excluding Non-GAAP Adjustments to EBITDA, as measured under GAAP
For the Year Ended December 31, 2002
(In millions)

		Non-GAAP
	GAAP	Adjustments		Adjusted
Specialty pharmaceuticals
Adjusted operating income (loss) (from Table 6)	$(238)	$240	(a)	$2
Depreciation and amortization	51	—		51
Adjusted EBITDA	$(187)	$240		$53

Consolidated
Adjusted operating income (loss) (from Table 6)	$(31)	$240	(a)	$209
Depreciation and amortization	54	—		54
Adjusted EBITDA	$23	$240		$263

(a)	See explanation of non-GAAP adjustments on Table 6.